GOODWILL (Schedule of Goodwill) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Balance as of the beginning of the year:
Goodwill	$ 2,220	$ 1,044
Accumulated impairment losses	(1,525)
Goodwill, net	695	1,044
Goodwil acquired during the year		1,242
Impairment losses		(1,563)
Exchange rate effect	(14)	(28)
Total	681	695
Balance as of the end of the year:
Goodwill	2,182	2,220	1,044
Accumulated impairment losses	(1,501)	(1,525)
Goodwill, net	$ 681	$ 695	$ 1,044